SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

Frederick County Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	000-50407	20-0049496
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

9 North Market Street, Frederick, Maryland 21701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.620.1400

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2013, Frederick County Bank (the “Bank”), the principal subsidiary of Frederick County Bancorp, Inc. (the “Company”) entered into Supplemental Executive Retirement Plan Termination Agreements (the “Termination Agreements”) with Martin S. Lapera, President and Chief Executive Officer of the Company and the Bank, and William R. Talley, Jr., Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company and the Bank.  Under the Termination Agreements, the Supplemental Executive Retirement Plan Agreements (the “SERPs”)dated February 25, 2013 are terminated in their entirety, and the Bank is no longer obligated to pay, and Mr. Lapera and Mr. Talley are no longer entitled to receive, the post-retirement and other benefits set forth in the SERPs.

On March 25, 2013, the Company and Bank also entered into an amendment to the Employment Agreements dated as of September 28, 2009, and amended as of February 25, 2013, with each of Mr. Lapera and Mr. Talley, to eliminate the gross up for excise taxes under Section 4999, which had been implemented in connection with adoption of the SERPs.

The foregoing descriptions of the Termination Agreements and the employment agreement amendments are qualified in their entirety by reference to the Supplemental Executive Retirement Plan Termination Agreements between the Bank and each of Messrs. Lapera and Talley, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference, and to the Employment Agreement Amendments among the Company, the Bank and each of Messrs. Lapera and Talley, copies of which are attached as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits.

10.1                         Supplemental Executive Retirement Plan Agreement, dated as of March 25, 2013 between Frederick County Bank and Martin S. Lapera

10.2                         Supplemental Executive Retirement Plan Agreement, dated as of March 25, 2013 between Frederick County Bank and William R. Talley, Jr.

10.3                         Amendment No. 1 to Employment Agreement, dated as of March 25, 2013, by and among Frederick County Bancorp, Inc., Frederick County Bank and Martin S. Lapera

10.4                        Amendment No. 1 to Employment Agreement, dated as of March 25, 2013, by and among Frederick County Bancorp, Inc., Frederick County Bank and William R. Talley, Jr.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.

	By:	William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President, Chief Financial Officer

Dated: March 26, 2013